EXHIBIT 10.5
                      AMENDED AND RESTATED ESCROW AGREEMENT

                                December 20, 2005

         This Amended and Restated Escrow Agreement (the "Agreement") is among Troutman Sanders LLP, as escrow agent (the "Escrow Agent"), L Capital Management SAS, a societe par actions simplifiee ("L Capital") and each of the persons (other than the Escrow Agent and L Capital) executing a signature page to this Agreement (the "Existing Stockholders").

         On November 25, 2003, Advanced Aesthetics, Inc., a Delaware corporation ("AAI") and the Existing Stockholders entered into a Share Transfer Agreement (the "Original Share Transfer Agreement"). Pursuant thereto, the Existing Stockholders delivered to Jenkens & Gilchrist Parker Chapin LLP, the former escrow agent (the "Former Escrow Agent"), shares of Common Stock of AAI in accordance with the Escrow Agreement dated November 25, 2003 by and among AAI, the Former Escrow Agent and the Existing Stockholders (the "Original Escrow Agreement").

         In connection with the consummation of the Share Exchange Agreement among AAI, TrueYou.com Inc. (the "Company") and the securityholders of AAI who are signatories thereto (the "Share Exchange Agreement"), the parties hereto are amending and restating the Original Share Transfer Agreement (the "Amended and Restated Share Transfer Agreement") to make it applicable to the new shares of Common Stock of the Company that are being issued in exchange for all of the shares of AAI Common Stock.

         The Amended and Restated Share Transfer Agreement requires the Existing Stockholders to deliver the Escrow Shares (as hereunder defined) to the Escrow Agent pursuant to the terms of this Agreement. Accordingly, the parties hereto are amending and restating the Original Escrow Agreement to make it applicable to the terms and conditions of the Share Exchange Agreement and the Amended and Restated Share Transfer Agreement.

         The parties agree as follows:

         1. Appointment of Escrow Agent. The Existing Stockholders and L Capital hereby appoint the Escrow Agent to act as escrow agent on the terms and conditions set forth herein and the Escrow Agent hereby accepts such appointment on such terms and conditions.

         2. Deposit of the Escrow Shares. Pursuant to the Original Escrow Agreement, each of the Existing Stockholders had previously delivered to the Former Escrow Agent the amount of shares of AAI stock set forth opposite that Existing Stockholder's name on Schedule A attached hereto (the "Original Escrow Shares"). Pursuant to the Share Exchange Agreement, the Original Escrow Shares are being exchanged for shares of Common Stock of the Company. Concurrently herewith, each of the Existing Stockholders is delivering to the Escrow Agent a certificate or certificates representing the number of Existing Stockholder Common Shares (as such term is defined in the Amended and Restated Share Transfer Agreement) set forth opposite that Existing Stockholder's name on Schedule B attached hereto (the "Escrow Shares"), together with duly executed, undated, blank stock transfer powers with respect thereto, and the Escrow Agent hereby acknowledges receipt of such certificates. The Escrow Agent shall hold the Escrow Shares in accordance with the terms of this Agreement and shall not release the Escrow Shares except in accordance with this Agreement. The Existing Stockholders shall have the right to vote or give consents with respect to the Escrow Shares on all matters at all times prior to delivery of any such Escrow Shares to FCPR L Capital, a fonds commun de placements a risque, represented by L Capital pursuant to this Agreement.

         3. Investment of Funds. The Escrow Agent shall deposit any funds paid as dividends or otherwise in respect of the Escrow Shares in an interest bearing money market account in a New York City commercial bank or shall otherwise invest such funds as jointly directed by L Capital and Existing Stockholders owning more than two-thirds of the Escrow Shares.

         4. Disposition of Escrow Shares.

         4.1   Disposition  of  Escrow  Shares  in  Accordance  With  a  Demand.

         (a) If, at any time, the Escrow Agent shall receive a written statement (an "L Capital Demand") purported to be signed by L Capital and stating:

                  (i) that, in accordance with the Amended and Restated Share Transfer Agreement, L Capital is entitled to a number/amount of Escrow Shares (and/or any amount of funds held in connection with the Escrow Shares);

                  (ii) the aggregate number/amount of Escrow Shares to which L Capital is entitled; and

                  (iii) a copy of the L Capital Demand has also been given to each of the Existing Stockholders pursuant to this Agreement,

then the Escrow Agent shall, unless it receives within 15 Business Days following the date of its receipt of the L Capital Demand (the "Existing Stockholder Dispute Period") a written notice signed by Existing Stockholders owning more than two-thirds of the Escrow Shares objecting to the payment of the Escrow Shares to L Capital (an "Existing Stockholder Objection Notice"), distribute the Escrow Shares in accordance with the L Capital Demand. However, if the Escrow Agent receives an Existing Stockholder Objection Notice prior to the expiration of the Existing Stockholder Dispute Period, then the provisions of Sections 4.2 and 4.3 shall apply with respect to the L Capital Demand.

         (b) If, at any time, Escrow Agent shall receive a written statement (an "Existing Stockholder Demand") purported to be signed by Existing Stockholders owning more than two-thirds of the Escrow Shares and stating:

                  (i) that, in accordance with the Amended and Restated Share Transfer Agreement, the Existing Stockholders are entitled to a number/amount of Escrow Shares (and/or any amount of funds held in connection with the Escrow Shares);

                  (ii) the aggregate number/amount of Escrow Shares to which the Existing Stockholders are entitled; and

                  (iii) a copy of the Existing Stockholder Demand has also been given to L Capital pursuant to this Agreement,

then the Escrow Agent shall, unless it receives within 15 Business Days following the date of its receipt of the Existing Stockholder Demand (the "L Capital Dispute Period") a written notice signed by L Capital objecting to the payment of the Escrow Shares to the Existing Stockholders (an "L Capital Objection Notice"), distribute the Escrow Shares in accordance with the Existing Stockholder Demand. However, if the Escrow Agent receives an L Capital Objection Notice prior to the expiration of the L Capital Dispute Period, then the provisions of Section 4.2 and 4.3 shall apply with respect to the Existing Stockholder Demand.

         4.2 Disposition of the Escrow Shares by Agreement of the Parties. The Escrow Agent may dispose of all or a portion of any of the Escrow Shares in accordance with a written instruction signed by L Capital and Existing Stockholders owning more than two-thirds of the Escrow Shares, whether such disposition is pursuant to the terms of the Amended and Restated Share Transfer Agreement or otherwise against receipt of documentation reasonably required by the Escrow Agent in connection therewith.

         4.3 Conflicting Demands. If conflicting or adverse claims or demands are made or notices served upon the Escrow Agent with respect to the escrow provided for herein, then the Escrow Agent may refrain from complying with any such claim or demand so long as such disagreement shall continue. The parties agree to negotiate any such disagreement in good faith and as expeditiously as possible. In so doing, the Escrow Agent shall not be or become liable for damages, losses, costs, expenses or interest to any person for its failure to comply with such conflicting or adverse demands. The Escrow Agent may continue to so refrain and refuse to act until it shall have received certification satisfactory to it that such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction that is not subject to further appeal or other appellate review, or shall have been settled by agreement of the parties to such controversy, in which case the Escrow Agent shall be notified thereof in a written notice signed by L Capital, on the one hand, and Existing Stockholders owning more than two-thirds of the Escrow Shares, on the other hand. The Escrow Agent may seek the advice of legal counsel in any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel. The Escrow Agent may also elect to commence an interpleader or other action for declaratory judgment for the purpose of having the respective rights of the claimants adjudicated, and may deposit with the court all property held pursuant to this Agreement; and if it so commences and deposits, the Escrow Agent shall be relieved and discharged from any further duties and obligations under this Agreement.

         5. Consent to Jurisdiction, Etc. L Capital and each Existing Stockholder hereby consents to the exclusive personal jurisdiction over them by the Supreme Court of the state of New York, County of New York, and the United States District Court for the Southern District of New York and acknowledge that either of such courts is the proper and exclusive venue for any dispute with the Escrow Agent. L Capital and the Existing Stockholders hereby waive personal service of any summons, complaint or other process and agree that such legal process may be delivered by any of the means permitted for notices under Section 12.1. In any action or proceeding involving the Escrow Agent, L Capital and each Existing Stockholder waive trial by jury.

         6. Expenses of the Escrow Agent. L Capital, on the one hand, and the Existing Stockholders, on the other hand, shall each pay one-half of any and all reasonable costs and expenses incurred by the Escrow Agent in connection with the performances of its services hereunder, including, without limitation, all waivers, releases, discharges, satisfactions, modifications and amendments of this Agreement, the administration and investment of the Escrow Shares and the enforcement of this Agreement, including, without limitation, the reasonable disbursements, expenses and fees of the Escrow Agent (based upon the rates of its attorneys) and those attorneys that may be retained by the Escrow Agent; provided, however that: (x) if the Escrow Agent receives an Existing Stockholder Objection Notice in response to an L Capital Demand and the Escrow Shares are ultimately distributed in accordance with an L Capital Demand, then the Existing Stockholders shall pay all of the reasonable costs and expenses incurred by the Escrow Agent in connection with such L Capital Demand and Existing Stockholder Objection Notice (and L Capital shall pay such costs and expenses if the Escrow Shares are not ultimately distributed in accordance with such L Capital Demand); and (y) if the Escrow Agent receives an L Capital Objection Notice in response to an Existing Stockholder Demand and the Escrow Shares are ultimately distributed in accordance with the Existing Stockholder Demand, then L Capital shall pay all of the reasonable costs and expenses incurred by the Escrow Agent in connection with such Existing Stockholder Demand and L Capital Objection Notice (and the Existing Stockholders shall pay such costs and expenses if the Escrow Shares are not ultimately distributed in accordance with such Existing Stockholder Demand).

         7. Reliance on Documents and Experts. The Escrow Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or other communication (which to the extent permitted hereunder may be by telegram, cable, telex, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of legal counsel (including itself or counsel for any party hereto), independent public accountants and other experts selected by the Escrow Agent.

         8. Status of the Escrow Agent, Etc. The Escrow Agent is acting under this Agreement as a stakeholder only and shall be considered an independent contractor with respect to L Capital and the Existing Stockholders hereunder. No term or provision of this Agreement is intended to create, nor shall any such term or provision be deemed to have created, any principal-agent, trust, joint venture, partnership, debtor-creditor or attorney-client relationship between or among the Escrow Agent and L Capital, on the one hand, or the Existing Stockholders, on the other hand. This Agreement shall not be deemed to prohibit or in any way restrict the Escrow Agent's representation (in its capacity as legal counsel) of L Capital or any Existing Stockholder or the Company, who may be advised and/or represented by the Escrow Agent on any and all matters pertaining to this Agreement, the Amended and Restated Share
Transfer Agreement and the Escrow Shares and otherwise. The Escrow Agent's duties and obligations hereunder are limited to those expressly set forth in this Agreement. The Escrow Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Agreement and applicable law or perform any of its duties under this Agreement by or through its partners, employees, attorneys, agents or designees. To the extent that L Capital and certain Existing Stockholders are and have been represented by the Escrow Agent in connection with the transactions contemplated by the Amended and Restated Share Transfer Agreement, L Capital and each Stockholder hereby waives any conflict of interest that may exist or occur as a result of such representation and consents to their continued representation in connection with any action, suit or other proceeding relating to or arising out of this Agreement or the transactions contemplated by the Amended and Restated Share Transfer Agreement.

         9. Exculpation. The Escrow Agent and its designees, and their respective directors, officers, partners, employees, attorneys and agents, shall not incur any liability whatsoever for the investment or disposition of Escrow Shares or the taking of any other action or omission to act with respect to this Agreement, for compliance with any applicable law or regulation or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of the Amended and Restated Share Transfer Agreement), or for any mistake or error in judgment of the Escrow Agent or any act or omission of any other person engaged by the Escrow Agent in connection with this Agreement (other than for the Escrow Agent's or such other person's mistakes, errors in judgment, acts or omissions which have been determined in a final and non-applicable ruling by a court of competent jurisdiction to constitute gross negligence or willful misconduct).

         10. Indemnification. The Escrow Agent and its designees, and their respective directors, officers, partners, employees, attorneys and agents, shall be indemnified, reimbursed, held harmless and, at the request of the Escrow Agent, defended, by the Company and the Existing Stockholders from and against any and all claims, liabilities, losses and expenses (including, without limitation, the disbursements, expenses and reasonable fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Agreement or the Escrow Shares, except such as are occasioned by the indemnified person's own acts and omissions amounting to gross negligence or willful misconduct.

         11. Resignation of Escrow Agent; Appointment of Successor Escrow Agent. The Escrow Agent may, at any time, at its option, elect to resign its duties as Escrow Agent under this Agreement by providing written notice thereof to L Capital and the Existing Stockholders. In such event, the Escrow Agent shall transfer the Escrow Shares to a successor independent escrow agent, which must be a bank, to be appointed by (a) L Capital and the holders of a majority of the Escrow Shares within 30 days following the receipt of notice of resignation from the Escrow Agent, or (b) the Escrow Agent, if L Capital and the holders of a majority of the Escrow Shares shall have not agreed on a successor escrow agent within the aforesaid 30 day period, as designated by the Escrow Agent and in each case upon such appointment and delivery of the Escrow Shares to the successor Escrow Agent, the Escrow Agent shall be released of and from all liability under this Agreement; provided, however, that the obligations of L Capital and the Existing Stockholders to pay expenses and to reimburse, exculpate, indemnify, hold harmless and/or defend the Escrow Agent pursuant to this Agreement shall continue in full force and effect with respect to any Escrow Agent resigning pursuant to this Section 11.

         12.      Miscellaneous.

         12.1 Notices, Etc. All notices, consents, demands, instructions, requests and other communications required or permitted hereunder must be in writing and shall be deemed to have been duly given only if delivered personally, by facsimile transmission, by first-class mail (postage prepaid, return receipt requested), or by delivery by a recognized international courier service (all costs prepaid) to the parties at the following addresses or facsimile numbers:

                  If to the Escrow Agent, to:

                  Troutman Sanders LLP
                  405 Lexington Avenue
                  New York, New York  10174
                  Attn:  Edward R. Mandell
                  Telecopier No.:  (212) 704-6160

                  If to L Capital to:

                  L Capital Management
                  22, avenue Montaigne
                  75008 Paris
                  France
                  Attention: Philippe Franchet

                  Telecopier No.: +33-1-44-13-24-85

                  and a copy to:

                  Davis Polk & Wardwell
                  15, avenue Matignon
                  75008 Paris
                  France
                  Attention: Margaret E. Tahyar
                  Telecopier No.: +44-20-7710-4894

                  If to an Existing Stockholder, to the address or telecopier number set forth on a signature page hereto with a copy to:

                  Troutman Sanders LLP
                  405 Lexington Avenue
                  New York, New York 10174
                  Attention: Edward R. Mandell
                  Telecopier No.: (212) 704-6160

         All such notices, requests and other communications will be deemed given upon receipt thereof. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving like notice specifying such change to the other party hereto.

         12.2 Further Assurances. L Capital and the Existing Stockholders agree to take or cause to be taken all such corporate and other action as may be necessary to effect the intent and purposes of this Agreement.

         12.3 No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         12.4 Entire Agreement. This Agreement supersedes all prior and/or contemporaneous negotiations, understandings, discussions and agreements (written or oral) between the parties with respect to the subject matter hereof (all of which are merged herein), including, but not limited to, the Original Escrow Agreement, and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

         12.5 Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the state of New York without regard to principles of conflicts of laws.

         12.6 Binding Effect; Assignability. This Agreement shall be binding upon and, except as otherwise provided herein, shall inure to the benefit of the respective parties and their permitted successors and assigns. Except as and to the extent expressly provided herein, the rights of the parties hereunder may not be assigned without the prior written consent of the others.

         12.7 Third Party Beneficiaries. Nothing contained in this Agreement, whether express or implied, is intended, or shall be deemed, to create or confer any right, interest or remedy for the benefit of any Person not a party hereto.

         12.8 Severability. If any provision of this Agreement is found to be void or unenforceable by a court of competent jurisdiction the remaining provisions of this Agreement shall nevertheless be binding upon the parties with the same force and effect as though the unenforceable part had been severed and deleted.

         12.9 Amendment and Waiver. No term or provision of this Agreement may be amended, waived, altered, modified, rescinded or terminated except by a written instrument signed by L Capital and the Existing Stockholders who own more than two-thirds of the Escrow Shares, and any such amendment, waiver, alteration, modification, rescission or termination shall be binding on all of the parties. In no event shall any amendment, waiver, alteration, modification, rescission or termination that affects the Escrow Agent be binding upon it unless such amendment, waiver, alteration, modification, rescission or termination has been executed by a duly authorized representative of the Escrow Agent.

         12.10 Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts (including signature pages delivered by facsimile transmission), each of which shall be deemed an original but all of which together will constitute one and the same agreement. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         This parties have executed and delivered this Agreement as of the date first written above.

                            (Signature Pages Follow)

                                 FCPR L CAPITAL

                                 Represented by:  L Capital Management SAS

                                        /s/ Philippe Franchet
                                 By:________________________________
                                          Philippe Franchet
                                          Attorney-in-fact



            (Signature Page to Amended and Restated Escrow Agreement)

                                  SEAPINE INVESTMENTS, LLC


                                  By:  /s/ Carla G. Kidd
                                     -----------------------------------------
                                  Carla G. Kidd
                                  Member

                                  Address:

                                  c/o Kidd & Company, LLC
                                  10 Glenville Street
                                  Greenwich, CT  06831
                                  Attn:  Carla G. Kidd
                                  Telecopier No.:  (203) 661-1839



            (Signature Page to Amended and Restated Escrow Agreement)

                                        /s/ Andrew D. Lipman
                                    --------------------------------------------
                                    Andrew D. Lipman

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839

                                    DEBIASI FAMILY LIMITED PARTNERSHIP


                                    By: /s/ Gerard DeBiasi
                                       -----------------------------------------
                                             Name: Gerard DeBiasi
                                             Title: GP

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839



            (Signature Page to Amended and Restated Escrow Agreement)

                                        /s/ Clarice Webb
                                    --------------------------------------------
                                    Clarice Webb

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839

                                        /s/ Claudine Singer
                                    --------------------------------------------
                                    Claudine Singer

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839




            (Signature Page to Amended and Restated Escrow Agreement)

                                        /s/ Michael Paley
                                    --------------------------------------------
                                    Michael Paley

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839


                                        /s/ Patricia Mackey
                                    --------------------------------------------
                                    Patricia Mackey

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839




            (Signature Page to Amended and Restated Escrow Agreement)

                                        /s/ Richard Rakowski
                                    --------------------------------------------
                                    Richard Rakowski

                                    Address:

                                    c/o Advanced Aesthetics, Inc.
                                    501 Madison Avenue
                                    Suite 407
                                    New York, NY  10022
                                    Telecopier No.: (212) 754-2520


            (Signature Page to Amended and Restated Escrow Agreement)

                                        /s/ Edward R. Mandell
                                    --------------------------------------------
                                    Edward R. Mandell, as trustee of the
                                      Catherine M. Kidd Grantor Trust

                                    Address:

                                    c/o Troutman Sanders LLP
                                    405 Lexington Avenue
                                    New York, NY  10174
                                    Telecopier No.:  (212) 704-6160


                                        /s/ Edward R. Mandell
                                    --------------------------------------------
                                    Edward R. Mandell, as trustee of the
                                      Cara E. Kidd Trust

                                    Address:

                                    c/o Troutman Sanders LLP
                                    405 Lexington Avenue
                                    New York, NY  10174
                                    Telecopier No.:  (212) 704-6160


                                        /s/ Edward R. Mandell
                                    --------------------------------------------
                                    Edward R. Mandell, as trustee of the
                                      Thomas C. Kidd Trust

                                    Address:

                                    c/o Troutman Sanders LLP
                                    405 Lexington Avenue
                                    New York, NY  10174
                                    Telecopier No.:  (212) 704-6160


            (Signature Page to Amended and Restated Escrow Agreement)

                                    SAND DOLLAR PARTNERS, L.P.
                                    By:  Sand Dollar Partners, LLC, its general
                                         partner

                                    By:  /s/ Jessica Effress
                                       -----------------------------------------
                                    Jessica Effress
                                    Manager

                                    Address:

                                    8545 Avenida de las Ondas
                                    La Jolla, CA  92037
                                    Attn:  Jessica Effress
                                    Telecopier No.:


            (Signature Page to Amended and Restated Escrow Agreement)

                                     /s/ Edward R. Mandell, Attorney-in-fact
                                    --------------------------------------------
                                    Darrin Prescott

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839


            (Signature Page to Amended and Restated Escrow Agreement)

                                        /s/ Daniel Witcher
                                    --------------------------------------------
                                    Daniel Witcher

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839


            (Signature Page to Amended and Restated Escrow Agreement)

                                        /s/ Joseph Crace
                                    --------------------------------------------
                                    Joseph Crace

                                    Address:

                                    3300 South Ocean Boulevard, 201S
                                    Palm Beach, FL  33480
                                    Telecopier No.:  (561) 533-6976


            (Signature Page to Amended and Restated Escrow Agreement)

                                        /s/ David Jordan
                                    --------------------------------------------
                                    David Jordan

                                    Address:

                                    6435 Marble Tree Lane
                                    Lake Worth, FL  33467
                                    Telecopier No.:



            (Signature Page to Amended and Restated Escrow Agreement)

                                    --------------------------------------------
                                    Robyn Collins

                                    Address:

                                    3153 Charles MacDonald Drive
                                    Sarasota, FL  34240
                                    Telecopier No:


            (Signature Page to Amended and Restated Escrow Agreement)

                                    TROUTMAN SANDERS LLP

                                    By:    /s/ Edward R. Mandell
                                       -----------------------------------------
                                             Name: Edward R. Mandell
                                             Title:


            (Signature Page to Amended and Restated Escrow Agreement)

                                   SCHEDULE A
                             ORIGINAL ESCROW SHARES


                                                             (a)                        (b)
                                                     Number of Tranche I        Number of Tranche II
                                                    Existing Stockholder        Existing Stockholder
Name                                                   Common Shares              Common Shares
----                                                   -------------              -------------
Seapine Investments, LLC....................              1,187,969                  1,331,697
Andrew D. Lipman............................                 90,137                    101,043
Richard Rakowski............................                 27,055                     30,327
DeBiasi Family Limited Partnership..........                 15,610                     17,498
Clarice Webb................................                  4,311                      4,833
Catherine M. Kidd Grantor Trust.............                 83,999                     94,162
Cara E. Kidd Trust..........................                 83,999                     94,162
Thomas C. Kidd Trust........................                 83,999                     94,162
Sand Dollar Partners, L.P...................                 36,736                     41,182
Claudine Singer.............................                  2,289                      2,565
Darrin Prescott.............................                  2,289                      2,565
Michael Paley...............................                  2,289                      2,565
Daniel Witcher..............................                  2,289                      2,565
Patricia Mackey.............................                    572                        642
Joseph Crace................................                 12,306                     13,795
David Jordan................................                  2,461                      2,758
Robyn Collins...............................                  2,461                      2,758
                                            -------------------------------------------------------
  Total.....................................              1,640,771                  1,839,279
                                            =======================================================


                                                        SCHEDULE B
                                                       ESCROW SHARES

Name                                             (a)                            (b)
----                                      Number of Tranche I                 Number of
                                         Existing Stockholder                Tranche II
                                             Common Shares              Existing Stockholder
                                                                           Common Shares
Seapine Investments, LLC................
Andrew D. Lipman........................                                                      [To be completed
                                                                                              based on Share
                                                                                              Exchange Agreement]
Richard Rakowski........................
DeBiasi Family Limited Partnership......
Clarice Webb............................
Catherine M. Kidd Grantor Trust.........
Cara E. Kidd Trust......................
Thomas C. Kidd Trust....................
Sand Dollar Partners, L.P...............
Claudine Singer.........................
Darrin Prescott.........................
Michael Paley...........................
Daniel Witcher..........................
Patricia Mackey.........................
Joseph Crace............................
David Jordan............................
Robyn Collins...........................
                                        -----------------------        -----------------------
  Total.................................
                                        =======================        =======================